UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-21327

BNY Mellon Investment Funds VI
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	11/30/2021

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Balanced Opportunity Fund

ANNUAL REPORT November 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from December 1, 2020 through November 30, 2021, as provided by Portfolio Managers, Vassilis Dagioglu and Torrey Zaches, CFA, Asset Allocation Portfolio Managers, Brian C. Ferguson, John C. Bailer, CFA, James A. Lydotes, CFA, Matthew T. Jenkin, Karen Behr, Keith Howell, John R. Porter III of Newton Investment Management North America, LLC, Sub-Investment Adviser and David Bowser, CFA of Insight North America LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended November 30, 2021, the BNY Mellon Balanced Opportunity Fund’s Class A shares, Class C shares, Class I shares, Class J shares, Class Y shares and Class Z shares produced total returns of 14.83%, 13.96%, 15.13%, 15.13%, 15.12% and 15.05%, respectively.1 In comparison, the S&P 500® Index and the Bloomberg U.S. Aggregate Bond Index (the “Bloomberg Index”), produced total returns of 27.92% and −1.15%, respectively, for the same period.2,3 Separately, a Customized Blended Index composed of 60% S&P 500® Index and 40% Bloomberg Index produced a total return of 15.60% for the same period.4

Stocks rose during the reporting period amid an environment of supportive central bank policies and strong corporate financial results. Bonds provided mixed results. High-quality and sovereign debt lagged the broader fixed-income market in a rising-rate environment. The fund underperformed the Customized Blended Index, largely due to disappointing stock selection in the information technology sector and, to a lesser degree, the consumer discretionary sector.

The Fund’s Investment Approach

The fund seeks high total return through a combination of capital appreciation and current income. To pursue its goal, the fund invests in a diversified mix of stocks and fixed-income securities. The fund varies the mix of stocks and bonds, but normally the fund allocates between 25% and 50% to fixed-income securities and between 75% and 50% to equities. The fund’s investment adviser allocates fund assets among the fund’s equity portfolio managers and the fund’s fixed-income portfolio managers—based on an assessment of the relative return and risk of each asset class and an analysis of several factors, including general economic conditions, anticipated future changes in interest rates and the outlook for stocks generally.

In the equity portion of the fund’s portfolio, we strive to create a broadly diversified blend of growth and value stocks. Stock selection is made through extensive quantitative and fundamental research. The fund may invest up to 20% of its assets in foreign equity securities.

In the fixed-income portion of the fund’s portfolio, we may include corporate bonds, debentures, notes, mortgage-related securities, including collateralized mortgage obligations (CMOs), asset-backed securities, convertible securities, municipal obligations, zero-coupon bonds and money market instruments.

COVID-19 and Central Bank Activity Drive Markets

During the first half of the review period, the COVID-19 pandemic and the extraordinary response from policymakers drove financial markets. Equities continued the stellar recovery that began in mid-2020. Globally, monetary policy remained highly accommodative in light of the near-term economic headwinds arising from renewed COVID-19 restrictions and was thus firmly supportive of risk assets. Two developments stoked increased risk appetite prior to the start of the period: first, a relatively benign outcome to the U.S. presidential election; and second, the long-awaited positive news on several of the leading COVID-19 vaccine contenders, which opened the door to the normalization of social and economic activity in 2021. These events drove equities higher and prompted a rotation into value-oriented cyclical sectors. Additional impetus to rising stocks prices was provided as two long-running political wrangles were settled—the fiscal stimulus bill in the U.S. and the Brexit deal between the European Union and the UK.

Bond markets faced more challenging conditions as inflationary pressures increased, rates rose, the yield curve steepened and investors began to anticipate a dialing back of the exceptional levels of monetary stimulus witnessed since the start of the pandemic. As a result, government-bond yields rose sharply during the first quarter of 2021. While high yield debt continued to thrive in the risk-on environment, sovereign debt lagged.

The second half of the period saw an increasing level of concern over the persistence of the pandemic with the spread of new COVID-19 variants. Equity markets continued to rise at a more moderate pace, with breadth narrowing and large-cap growth shares once again taking the lead. Value-oriented shares suffered, as evidenced by the slightly negative six-month return posted by the S&P 500® Value Index. Global bond markets turned from broadly negative to positive as yield curves flattened somewhat, particularly during the final two months of the period. Although long-term U.S. Treasury bond prices rose sharply in November 2021 as risk-off sentiment prevailed in the face of the spreading Omicron COVID-19 variant, for the period as a whole, higher-yielding, lower-credit-quality bonds tended to outperform their investment-grade counterparts and sovereigns.

Equity Selection Detracts from Relative Performance

The fund’s performance relative to the Customized Blended Index benefited from a modestly overweight allocation to equities during the period. However, disappointing stock selection undermined relative returns, with the equity portion of the fund underperforming the S&P 500® Index. Stock selection in the information technology sector detracted most, particularly among software holdings. Zoom Video Communications, a market darling at the

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

height of the pandemic-related shutdown, saw shares decline as the company’s growth slowed, and year-over-year revenue and earnings comparisons grew more challenging. Shares in data analysis provider Splunk lost ground as the company transitioned its business model to cloud-based offerings, leading us to sell the fund’s position. The fund’s relative returns also suffered from underweight exposure to enterprise software giant Microsoft, which outperformed on the strong performance of several of its operating divisions. A few positions in the consumer discretionary sector further detracted from relative returns. In particular, pandemic-related travel restrictions and slowdowns undermined holdings in casino owner and operator Las Vegas Sand, and online travel company Booking Holdings. The fund sold its shares in Las Vegas Sands, while retaining its position in Bookings Holdings.

On the other hand, several equity holdings contributed positively to the fund’s relative performance. In the materials sector, fertilizer producer CF Industries Holdings benefited from strong end-user demand, a favorable pricing environment and disciplined supply-side practices; copper miner Freeport-McMoRan gained ground on rising commodity prices and growing copper demand for use in batteries and the renewable energy transition; and aluminum producer Alcoa was bolstered by robust demand and reduced Chinese competition. In the financials sector, overweight exposure and good security selection enhanced returns. Top performers included capital markets companies—including Goldman Sachs Group, LPL Financial Holdings and Ameriprise Financial—benefiting from the strong market environment and favorable underlying industry trends, and consumer finance company Capital One Financial, which posted strong earnings and revenues on high levels of consumer spending and a solid consumer credit profile supported by government stimulus.

The fixed-income portion of the fund outperformed the Bloomberg Index largely due to overweight exposure to corporate bonds and commercial mortgage-backed securities in the prevailing risk-on environment. Rates positioning also contributed positively, partly due to the fund’s defensive duration and partly due to its underweight exposure to the 5-year part of the Treasury curve.

Remaining Constructive on Economic Prospects

From an asset-allocation perspective, as of the end of the period, the fund maintains a very modest overweight to equities. We maintain a positive, long-term outlook for stocks, despite uncertainties related to COVID-19 variants and the potential impact of inflationary pressures. Historically robust, fiscal and monetary stimulus continue to support economic growth, and vaccine rollouts have blunted the impact of the pandemic. We believe that improving employment, robust wage growth and positive, forward corporate earnings guidance bode well for future equities performance. While full economic reopening has already taken longer than expected, we believe the delay is more likely to lengthen the recovery cycle than cause a stall. Among equity holdings, the fund holds overweight exposure to the health care, industrials and financials sectors, and underweight exposure to consumer staples, consumer discretionary and real estate.

The bond portion of the fund continues to hold overweight exposure to corporate securities, reflecting our constructive outlook on the U.S. economy. As we continue to think rates will move modestly higher from here, the fund remains defensively positioned from a rate perspective.

December 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through March 31, 2022, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap, U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Investors cannot invest directly in any index.

4 The source for the Customized Blended Index is FactSet.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares, Class J shares and Class Z shares of BNY Mellon Balanced Opportunity Fund with a hypothetical investment of $10,000 in the S&P 500® Index, Bloomberg U.S. Aggregate Bond Index and an index comprised of 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index (the “Customized Blended Index”).

† Source: Lipper Inc.

†† Source: FactSet

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A shares, Class C shares, Class I shares, Class J shares, and Class Z shares of BNY Mellon Balanced Opportunity Fund on 11/30/11 to a hypothetical investment of $10,000 made in the S&P 500® Index, Bloomberg U.S. Aggregate Bond Index and Customized Blended Index on that date. All dividends and capital gain distributions are reinvested. Returns for the Customized Blended Index are re-balanced monthly.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Balanced Opportunity Fund with a hypothetical investment of $1,000,000 in the S&P 500® Index, Bloomberg U.S. Aggregate Bond Index and an index comprised of 60% S&P 500® Index and 40% Bloomberg U.S. Aggregate Bond Index (the “Customized Blended Index”).

† Source: Lipper Inc.

†† Source: FactSet

††† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/30/16 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Balanced Opportunity Fund on 11/30/11 to a hypothetical investment of $1,000,000 made in the S&P 500® Index, Bloomberg U.S. Aggregate Bond Index and Customized Blended Index on that date. All dividends and capital gain distributions are reinvested. Returns for the Customized Blended Index are re-balanced monthly.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of the fund’s Class Y Shares. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Average Annual Total Returns as of 11/30/2021
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	1/30/04	8.24%	8.64%	9.23%
without sales charge	1/30/04	14.83%	9.94%	9.88%
Class C shares
with applicable redemption charge†	1/30/04	12.96%	9.12%	9.06%
without redemption	1/30/04	13.96%	9.12%	9.06%
Class I shares	1/30/04	15.13%	10.22%	10.16%
Class J shares	3/16/87	15.13%	10.22%	10.14%
Class Y shares	9/30/16	15.12%	10.24%	10.16%††
Class Z shares	12/17/04	15.05%	10.14%	10.04%
S&P 500® Index		27.92%	17.89%	16.15%
Bloomberg U.S. Aggregate Bond Index		-1.15%	3.65%	3.04%
Customized Blended Index		15.60%	12.32%	10.97%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 9/30/16 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Balanced Opportunity Fund from June 1, 2021 to November 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended November 30, 2021

	Class A	Class C	Class I	Class J	Class Y	Class Z
Expenses paid per $1,000†	$5.90	$9.72	$4.62	$4.62	$4.62	$4.98
Ending value (after expenses)	$1,045.80	$1,041.70	$1,047.10	$1,047.20	$1,046.90	$1,046.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended November 30, 2021

	Class A	Class C	Class I	Class J	Class Y	Class Z
Expenses paid per $1,000†	$5.82	$9.60	$4.56	$4.56	$4.56	$4.91
Ending value (after expenses)	$1,019.30	$1,015.54	$1,020.56	$1,020.56	$1,020.56	$1,020.21
†

Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C, .90% for Class I, .90% for Class J, .90% for Class Y and .97% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2021

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 36.2%
Aerospace & Defense - .2%
Raytheon Technologies, Sr. Unscd. Notes	4.13	11/16/2028	200,000		224,978
The Boeing Company, Sr. Unscd. Notes	3.20	3/1/2029	280,000		289,700
The Boeing Company, Sr. Unscd. Notes	3.63	2/1/2031	100,000		106,314
				620,992
Asset-Backed Certificates - .7%
CNH Equipment Trust, Ser. 2018-B, Cl. A4	3.37	5/15/2024	495,000		505,274
CNH Equipment Trust, Ser. 2021-A, Cl. A3	0.40	12/15/2025	435,000		431,590
Dell Equipment Finance Trust, Ser. 2020-1, Cl. A3	2.24	2/22/2023	395,000	[a]	398,630
Dell Equipment Finance Trust, Ser. 2021-1, Cl. A3	0.43	5/22/2026	495,000	[a]	493,039
New Economy Assets Phase 1 Sponsor, Ser. 2021-1, Cl. A1	1.91	10/20/2061	495,000	[a]	487,272
Verizon Owner Trust, Ser. 2019-C, Cl. A1A	1.94	4/22/2024	177,306		178,688
				2,494,493
Asset-Backed Certificates/Auto Receivables - .5%
CarMax Auto Owner Trust, Ser. 2017-4, Cl. A4	2.33	5/15/2023	52,718		52,768
Hertz Vehicle Financing, Ser. 2021-1A, CI. A	1.21	12/26/2025	575,000	[a]	571,483
Nissan Auto Receivables Owner Trust, Ser. 2019-A, Cl. A3	2.90	10/16/2023	82,139		82,848
OSCAR US Funding Trust IX, Ser. 2018-2A, Cl. A4	3.63	9/10/2025	252,678	[a]	257,618
OSCAR US Funding Trust VII, Ser. 2017-2A, Cl. A4	2.76	12/10/2024	14,997	[a]	15,078
OSCAR US Funding Trust VIII, Ser. 2018-1A, Cl. A4	3.50	5/12/2025	227,552	[a]	230,954
OSCAR US Funding XI, Ser. 2019-2A, Cl. A4	2.68	9/10/2026	370,000	[a]	379,881
OSCAR US Funding XII, Ser. 2021-1A, Cl. A4	1.00	4/10/2028	380,000	[a]	374,726
				1,965,356
Automobiles & Components - .3%
General Motors Financial, Sr. Unscd. Notes	2.35	1/8/2031	280,000		270,917
General Motors Financial, Sr. Unscd. Notes	2.40	4/10/2028	545,000		543,893

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 36.2% (continued)
Automobiles & Components - .3% (continued)
Stellantis Finance US, Gtd. Notes	2.69	9/15/2031	200,000	[a]	197,123
Volkswagen Group of America Finance, Gtd. Notes	2.70	9/26/2022	200,000	[a]	203,278
				1,215,211
Banks - 2.7%
ASB Bank, Sr. Unscd. Notes	1.63	10/22/2026	650,000	[a]	646,721
Banco Santander, Sr. Unscd. Notes	3.13	2/23/2023	200,000		205,362
Bank of America, Sr. Unscd. Notes	1.20	10/24/2026	110,000		107,759
Bank of America, Sr. Unscd. Notes	2.57	10/20/2032	465,000		467,323
Bank of America, Sr. Unscd. Notes	3.42	12/20/2028	105,000		111,982
Bank of America, Sr. Unscd. Notes	3.97	2/7/2030	250,000		276,669
Bank of America, Sr. Unscd. Notes	4.00	4/1/2024	68,000		72,467
Barclays, Sr. Unscd. Notes	3.93	5/7/2025	205,000		216,575
BNP Paribas, Sr. Unscd. Notes	1.68	6/30/2027	250,000	[a]	246,232
Citigroup, Sr. Unscd. Notes	3.88	10/25/2023	325,000		344,306
Citigroup, Sr. Unscd. Notes	4.65	7/30/2045	260,000		333,709
Citizens Bank, Sr. Unscd. Notes	3.75	2/18/2026	250,000		271,731
Cooperatieve Rabobank, Sr. Unscd. Notes	1.34	6/24/2026	280,000	[a]	277,592
First Republic Bank, Sr. Unscd. Notes	1.91	2/12/2024	250,000		253,156
HSBC Holdings, Sr. Unscd. Notes	2.80	5/24/2032	295,000		295,252
ING Groep, Sr. Unscd. Notes	3.55	4/9/2024	200,000		211,012
JPMorgan Chase & Co., Sr. Unscd. Notes	0.65	9/16/2024	185,000		183,947
JPMorgan Chase & Co., Sr. Unscd. Notes	3.70	5/6/2030	400,000		436,227
JPMorgan Chase & Co., Sr. Unscd. Notes	3.96	1/29/2027	255,000		277,092
JPMorgan Chase & Co., Sr. Unscd. Notes	4.45	12/5/2029	185,000		210,445
KfW, Govt. Gtd. Notes	2.38	12/29/2022	565,000		577,366
Lloyds Banking Group, Sr. Unscd. Notes	1.63	5/11/2027	280,000		275,679
Morgan Stanley, Sr. Unscd. Notes	3.75	2/25/2023	310,000		321,636
Morgan Stanley, Sr. Unscd. Notes	4.00	7/23/2025	75,000		81,413
Morgan Stanley, Sr. Unscd. Notes	4.43	1/23/2030	300,000		342,465
NatWest Group, Sr. Unscd. Notes	1.64	6/14/2027	200,000		197,114
NatWest Group, Sr. Unscd. Notes	4.27	3/22/2025	250,000		265,883
Royal Bank of Canada, Sr. Unscd. Notes	2.55	7/16/2024	230,000		238,557
The Goldman Sachs Group, Sr. Unscd. Notes	3.81	4/23/2029	610,000		665,016
Truist Financial, Sr. Unscd. Notes	2.50	8/1/2024	265,000		274,066
U.S. Bancorp, Sr. Unscd. Notes	2.40	7/30/2024	205,000		212,599

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 36.2% (continued)
Banks - 2.7% (continued)
Wells Fargo & Co., Sr. Unscd. Notes	4.15	1/24/2029	405,000	452,800
Wells Fargo & Co., Sub. Notes	4.30	7/22/2027	320,000	356,108
				9,706,261
Beverage Products - .3%
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.00	4/13/2028	460,000	515,403
Anheuser-Busch InBev Worldwide, Gtd. Notes	4.90	2/1/2046	180,000	228,812
Keurig Dr Pepper, Gtd. Notes	3.20	5/1/2030	280,000	297,842
Keurig Dr Pepper, Gtd. Notes	4.06	5/25/2023	17,000	17,762
				1,059,819
Building Materials - .1%
Carrier Global, Sr. Unscd. Notes	2.49	2/15/2027	235,000	240,517
Chemicals - .1%
Nutrien, Sr. Unscd. Notes	3.95	5/13/2050	220,000	259,073
The Dow Chemical Company, Sr. Unscd. Notes	4.63	10/1/2044	145,000	179,939
The Sherwin-Williams Company, Sr. Unscd. Notes	2.30	5/15/2030	75,000	75,083
				514,095
Commercial & Professional Services - .2%
ERAC USA Finance, Gtd. Notes	7.00	10/15/2037	280,000	[a] 416,600
PayPal Holdings, Sr. Unscd. Notes	2.65	10/1/2026	165,000	173,466
PayPal Holdings, Sr. Unscd. Notes	3.25	6/1/2050	135,000	146,263
				736,329
Commercial Mortgage Pass-Through Certificates - 1.3%
Benchmark Mortgage Trust, Ser. 2020-B22, Cl. A5	1.97	1/15/2054	560,000	552,733
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, 1 Month LIBOR +1.07%	1.16	12/15/2037	225,000	[a,b] 224,983
CD Mortgage Trust, Ser. 2016-CD2, Cl. A4	3.53	11/10/2049	100,000	107,796
CD Mortgage Trust, Ser. 2017-CD3, Cl. A4	3.63	2/10/2050	465,000	503,829
Citigroup Commercial Mortgage Trust, Ser. 2020-GC46, Cl. A2	2.71	2/15/2053	140,000	143,900
Commercial Mortgage Trust, Ser. 2013-300P, Cl. A1	4.35	8/10/2030	250,000	[a] 260,109
Commercial Mortgage Trust, Ser. 2013-CR8, Cl. A5	3.61	6/10/2046	465,000	480,472
Commercial Mortgage Trust, Ser. 2014-UBS3, Cl. A3	3.55	6/10/2047	362,841	375,210
CSAIL Commercial Mortgage Trust, Ser. 2017-CX10, Cl. A4	3.19	11/15/2050	240,000	252,281

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 36.2% (continued)
Commercial Mortgage Pass-Through Certificates - 1.3% (continued)
DBCG Mortgage Trust, Ser. 2017-BBG, Cl. A, 1 Month LIBOR +.70%	0.79	6/15/2034	335,000	[a,b]	334,519
GS Mortgage Securities Trust, Ser. 2013-GC13, CI. A5	4.17	7/10/2046	220,000		229,223
GS Mortgage Securities Trust, Ser. 2019-GC39, Cl. A3	3.31	5/10/2052	215,000		230,641
JPMBB Commercial Mortgage Securities Trust, Ser. 2014-C22, Cl. A4	3.80	9/15/2047	295,000		312,377
Tricon American Homes Trust, Ser. 2017-SFR2, Cl. A	2.93	1/17/2036	237,448	[a]	239,621
Wells Fargo Commercial Mortgage Trust, Ser. 2014-LC18, Cl. A4	3.15	12/15/2047	200,000		206,633
Wells Fargo Commercial Mortgage Trust, Ser. 2020-C56, CI. A5	2.45	6/15/2053	135,000		138,046
WFRBS Commercial Mortgage Trust, Ser. 2014-C22, Cl. A4	3.49	9/15/2057	203,786		211,593
				4,803,966
Consumer Discretionary - .1%
Marriott International, Sr. Unscd. Notes, Ser. HH	2.85	4/15/2031	465,000		467,397
Consumer Staples - .0%
The Estee Lauder Companies, Sr. Unscd. Notes	2.38	12/1/2029	115,000		118,331
Diversified Financials - .4%
AerCap Global Aviation Trust, Gtd. Notes	1.75	1/30/2026	225,000		220,698
AerCap Global Aviation Trust, Gtd. Notes	3.30	1/30/2032	180,000		181,511
Air Lease, Sr. Unscd. Notes	1.88	8/15/2026	215,000		211,804
Air Lease, Sr. Unscd. Notes	2.88	1/15/2026	135,000		138,632
American Express, Sr. Unscd. Notes	2.50	7/30/2024	130,000		134,246
American Express, Sr. Unscd. Notes	3.40	2/22/2024	180,000		188,934
USAA Capital, Sr. Unscd. Notes	2.13	5/1/2030	165,000	[a]	166,929
Visa, Sr. Unscd. Notes	3.15	12/14/2025	100,000		107,067
				1,349,821
Energy - .9%
Cameron LNG, Sr. Scd. Notes	3.30	1/15/2035	260,000	[a]	274,908
Cheniere Corpus Christi Holdings, Sr. Scd. Notes	3.70	11/15/2029	285,000		304,701
ConocoPhillips, Gtd. Notes	4.95	3/15/2026	280,000		316,620
Diamondback Energy, Gtd. Notes	2.88	12/1/2024	190,000		197,227
Enbridge, Gtd. Notes	3.13	11/15/2029	175,000	[c]	183,385
Energy Transfer, Sr. Unscd. Notes	4.90	2/1/2024	225,000		239,109

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 36.2% (continued)
Energy - .9% (continued)
Enterprise Products Operating, Gtd. Notes	2.80	1/31/2030	185,000		191,743
Enterprise Products Operating, Gtd. Notes	3.30	2/15/2053	190,000		190,033
Equinor, Gtd. Notes	3.25	11/18/2049	130,000		139,492
Kinder Morgan Energy Partners, Gtd. Notes	5.00	3/1/2043	140,000		164,254
Kinder Morgan Energy Partners, Gtd. Notes	6.55	9/15/2040	210,000		287,449
MPLX, Sr. Unscd. Notes	4.13	3/1/2027	110,000		119,744
MPLX, Sr. Unscd. Notes	5.20	3/1/2047	210,000		256,455
Spectra Energy Partners, Gtd. Notes	4.75	3/15/2024	75,000		80,372
Totalenergies Capital International, Gtd. Notes	3.46	2/19/2029	260,000		283,555
				3,229,047
Environmental Control - .2%
Republic Services, Sr. Unscd. Notes	2.38	3/15/2033	525,000		523,287
Republic Services, Sr. Unscd. Notes	2.50	8/15/2024	100,000		103,258
Waste Management, Gtd. Notes	2.00	6/1/2029	145,000		144,047
Waste Management, Gtd. Notes	3.15	11/15/2027	100,000		106,463
				877,055
Food Products - .0%
Conagra Brands, Sr. Unscd. Notes	1.38	11/1/2027	180,000	[c]	172,571
Foreign Governmental - .3%
Hungary, Sr. Unscd. Notes	2.13	9/22/2031	200,000	[a]	193,902
Italy, Sr. Unscd. Notes	1.25	2/17/2026	400,000		391,007
Italy, Sr. Unscd. Notes	2.88	10/17/2029	225,000		231,235
Mexico, Sr. Unscd. Notes	2.66	5/24/2031	310,000	[c]	299,947
Uruguay, Sr. Unscd. Bonds	4.38	1/23/2031	60,000		69,160
				1,185,251
Health Care - 1.4%
Abbott Laboratories, Sr. Unscd. Notes	4.90	11/30/2046	170,000		236,964
AbbVie, Sr. Unscd. Notes	3.20	11/21/2029	220,000		233,748
AmerisourceBergen, Sr. Unscd. Notes	3.25	3/1/2025	130,000		136,967
Amgen, Sr. Unscd. Notes	3.15	2/21/2040	255,000		259,960
AstraZeneca, Sr. Unscd. Notes	1.38	8/6/2030	160,000		150,594
Biogen, Sr. Unscd. Notes	2.25	5/1/2030	235,000		230,148
Bristol-Myers Squibb, Sr. Unscd. Notes	3.20	6/15/2026	135,000		145,229
Bristol-Myers Squibb, Sr. Unscd. Notes	3.40	7/26/2029	80,000		87,725
Cigna, Gtd. Notes	3.05	11/30/2022	140,000		143,210

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 36.2% (continued)
Health Care - 1.4% (continued)
Cigna, Gtd. Notes	4.38	10/15/2028	295,000		334,607
Cigna, Sr. Unscd. Notes	2.40	3/15/2030	220,000		220,632
CVS Health, Sr. Unscd. Notes	4.30	3/25/2028	50,000		56,355
CVS Health, Sr. Unscd. Notes	5.05	3/25/2048	350,000		463,120
DH Europe Finance II, Gtd. Notes	2.60	11/15/2029	180,000		187,786
Gilead Sciences, Sr. Unscd. Notes	3.65	3/1/2026	75,000		80,867
Gilead Sciences, Sr. Unscd. Notes	4.75	3/1/2046	110,000		139,923
Medtronic, Gtd. Notes	4.63	3/15/2045	50,000		66,767
Merck & Co., Sr. Unscd. Notes	2.90	3/7/2024	115,000		120,037
Merck & Co., Sr. Unscd. Notes	3.40	3/7/2029	60,000		65,714
Pfizer, Sr. Unscd. Notes	2.95	3/15/2024	40,000		41,882
Pfizer, Sr. Unscd. Notes	3.20	9/15/2023	45,000		47,003
Pfizer, Sr. Unscd. Notes	3.45	3/15/2029	55,000		60,731
Regeneron Pharmaceuticals, Sr. Unscd. Notes	1.75	9/15/2030	112,000		105,138
Royalty Pharma, Gtd. Notes	2.15	9/2/2031	325,000		309,630
Takeda Pharmaceutical, Sr. Unscd. Notes	2.05	3/31/2030	255,000		248,136
Takeda Pharmaceutical, Sr. Unscd. Notes	3.03	7/9/2040	355,000		361,631
UnitedHealth Group, Sr. Unscd. Notes	2.88	8/15/2029	150,000		158,682
UnitedHealth Group, Sr. Unscd. Notes	4.75	7/15/2045	155,000		204,672
Viatris, Gtd. Notes	2.70	6/22/2030	100,000		99,950
				4,997,808
Industrial - .2%
GE Capital Funding, Gtd. Notes	4.55	5/15/2032	460,000		557,024
Information Technology - .1%
Fidelity National Information Services, Sr. Unscd. Notes	3.10	3/1/2041	225,000		225,188
Microsoft, Sr. Unscd. Notes	2.53	6/1/2050	110,000		109,234
				334,422
Insurance - .9%
American International Group, Sr. Unscd. Notes	3.90	4/1/2026	120,000		130,910
American International Group, Sr. Unscd. Notes	4.38	6/30/2050	200,000		252,858
Five Corners Funding Trust II, Sr. Unscd. Notes	2.85	5/15/2030	260,000	[a]	269,541
Jackson Financial, Sr. Unscd. Notes	3.13	11/23/2031	195,000	[a]	195,797
Massachusetts Mutual Life Insurance, Sub. Notes	3.38	4/15/2050	225,000	[a]	241,700
MassMutual Global Funding II, Scd. Notes	2.95	1/11/2025	200,000	[a]	210,679

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 36.2% (continued)
Insurance - .9% (continued)
Metropolitan Life Global Funding I, Sr. Scd. Notes	3.00	9/19/2027	545,000	[a]	579,773
New York Life Global Funding, Scd. Notes	2.88	4/10/2024	250,000	[a]	261,312
New York Life Insurance, Sub. Notes	3.75	5/15/2050	205,000	[a]	236,590
Pacific Life Global Funding II, Scd. Notes	1.20	6/24/2025	375,000	[a]	373,033
Pacific Life Global Funding II, Scd. Notes	1.38	4/14/2026	270,000	[a]	270,225
Pricoa Global Funding I, Scd. Notes	2.40	9/23/2024	155,000	[a]	160,827
Principal Financial Group, Gtd. Notes	4.30	11/15/2046	125,000		158,431
				3,341,676
Internet Software & Services - .1%
Amazon.com, Sr. Unscd. Notes	4.05	8/22/2047	175,000		215,683
Media - .4%
Charter Communications Operating, Sr. Scd. Notes	4.91	7/23/2025	185,000		204,217
Comcast, Gtd. Notes	2.65	2/1/2030	335,000		346,897
Comcast, Gtd. Notes	2.89	11/1/2051	210,000	[a]	205,640
Comcast, Gtd. Notes	6.50	11/15/2035	43,000		61,798
Sky, Gtd. Notes	3.75	9/16/2024	265,000	[a]	283,417
The Walt Disney Company, Gtd. Notes	4.00	10/1/2023	55,000		58,118
The Walt Disney Company, Gtd. Notes	6.65	11/15/2037	245,000		366,503
				1,526,590
Metals & Mining - .3%
Anglo American Capital, Gtd. Notes	2.63	9/10/2030	400,000	[a]	392,241
Glencore Funding, Gtd. Notes	2.63	9/23/2031	415,000	[a]	402,794
Southern Copper, Sr. Unscd. Notes	5.88	4/23/2045	265,000	[c]	358,927
				1,153,962
Municipal Securities - .6%
Arizona Department of Transportation Highway Fund, Revenue Bonds, Refunding	2.46	7/1/2030	45,000		47,030
California, GO, Ser. A	2.38	10/1/2026	230,000		241,665
Connecticut, GO, Ser. A	2.10	7/1/2025	40,000		41,334
Dallas Fort Worth International Airport, Revenue Bonds, Refunding, Ser. C	2.92	11/1/2050	160,000		167,145
Honolulu City & County Wastewater System, Revenue Bonds, Refunding, Ser. B	2.50	7/1/2027	25,000		26,316

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 36.2% (continued)
Municipal Securities - .6% (continued)
Los Angeles Department of Water & Power System, Revenue Bonds (Build America Bonds)	5.72	7/1/2039	120,000	172,156
Massachusetts School Building Authority, Revenue Bonds, Refunding, Ser. B	2.44	10/15/2027	115,000	120,944
Massachusetts Water Resources Authority, Revenue Bonds, Refunding (Green Bond) Ser. F	2.16	8/1/2026	255,000	265,179
Metropolitan Transportation Authority, Revenue Bonds (Build America Bonds)	6.55	11/15/2031	225,000	287,113
Metropolitan Transportation Authority, Revenue Bonds (Build America Bonds) Ser. A2	6.09	11/15/2040	10,000	14,105
Miami-Dade County Water & Sewer System, Revenue Bonds, Refunding, Ser. C	2.55	10/1/2028	250,000	264,188
New York City, GO (Build America Bonds) Ser. D	5.99	12/1/2036	135,000	181,324
Reedy Creek Improvement District, GO, Refunding, Ser. A	2.40	6/1/2032	65,000	67,253
Reedy Creek Improvement District, GO, Refunding, Ser. A	2.45	6/1/2033	65,000	67,140
Reedy Creek Improvement District, GO, Refunding, Ser. A	2.50	6/1/2034	50,000	51,463
Wisconsin, Revenue Bonds, Refunding, Ser. A	2.20	5/1/2027	135,000	139,739
				2,154,094
Real Estate - 1.1%
Alexandria Real Estate Equities, Gtd. Notes	3.80	4/15/2026	225,000	245,105
Alexandria Real Estate Equities, Gtd. Notes	4.50	7/30/2029	165,000	190,414
American Homes 4 Rent, Sr. Unscd. Notes	2.38	7/15/2031	90,000	89,156
AvalonBay Communities, Sr. Unscd. Notes	3.30	6/1/2029	215,000	234,509
Crown Castle International, Sr. Unscd. Notes	2.25	1/15/2031	740,000	716,319
CyrusOne, Gtd. Notes	2.90	11/15/2024	35,000	36,369
CyrusOne, Gtd. Notes	3.45	11/15/2029	85,000	90,769
Equinix, Sr. Unscd. Notes	2.50	5/15/2031	310,000	307,065
Healthcare Trust of America Holdings, Gtd. Notes	3.10	2/15/2030	235,000	244,250
Prologis, Sr. Unscd. Notes	2.13	4/15/2027	40,000	40,885
Prologis, Sr. Unscd. Notes	2.25	4/15/2030	120,000	121,420

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 36.2% (continued)
Real Estate - 1.1% (continued)
Realty Income, Sr. Unscd. Notes	2.85	12/15/2032	225,000		235,068
SBA Tower Trust, Notes	2.84	1/15/2025	210,000	[a]	216,736
Simon Property Group, Sr. Unscd. Notes	3.50	9/1/2025	230,000		246,275
Spirit Realty, Gtd. Notes	2.10	3/15/2028	340,000		333,684
WP Carey, Sr. Unscd. Notes	2.25	4/1/2033	295,000		282,584
WP Carey, Sr. Unscd. Notes	2.40	2/1/2031	175,000		173,437
				3,804,045
Retailing - .4%
7-Eleven, Sr. Unscd. Notes	2.80	2/10/2051	280,000	[a]	262,786
Dollar General, Sr. Unscd. Notes	3.50	4/3/2030	200,000		217,927
Dollar Tree, Sr. Unscd. Notes	4.20	5/15/2028	110,000		123,242
McDonald's, Sr. Unscd. Notes	3.50	7/1/2027	100,000		108,384
McDonald's, Sr. Unscd. Notes	3.60	7/1/2030	80,000		88,875
Starbucks, Sr. Unscd. Notes	2.55	11/15/2030	370,000		377,907
Target, Sr. Unscd. Notes	3.38	4/15/2029	250,000		274,358
				1,453,479
Semiconductors & Semiconductor Equipment - .2%
Broadcom, Sr. Unscd. Notes	3.42	4/15/2033	225,000	[a]	232,053
NXP, Gtd. Notes	2.65	2/15/2032	410,000	[a]	412,319
				644,372
Supranational Bank - .2%
Corp. Andina de Fomento, Sr. Unscd. Notes	3.25	2/11/2022	175,000		175,827
European Investment Bank, Sr. Unscd. Notes	2.50	3/15/2023	310,000		318,465
Inter-American Development Bank, Sr. Unscd. Notes	2.50	1/18/2023	300,000		307,222
				801,514
Technology Hardware & Equipment - .2%
Apple, Sr. Unscd. Notes	1.65	5/11/2030	140,000		136,389
Apple, Sr. Unscd. Notes	2.05	9/11/2026	425,000		435,528
Dell International, Sr. Unscd. Notes	6.02	6/15/2026	130,000		151,430
Hewlett Packard Enterprise, Sr. Unscd. Notes	4.90	10/15/2025	105,000		116,767
				840,114
Telecommunication Services - .7%
AT&T, Sr. Unscd. Notes	2.55	12/1/2033	438,000		423,754
AT&T, Sr. Unscd. Notes	5.35	9/1/2040	85,000		107,107
AT&T, Sr. Unscd. Notes	5.35	12/15/2043	225,000		279,135
Sprint Spectrum, Sr. Scd. Notes	4.74	3/20/2025	175,000	[a]	182,747
Telefonica Emisiones, Gtd. Notes	5.21	3/8/2047	150,000		188,038
T-Mobile USA, Sr. Scd. Notes	2.55	2/15/2031	155,000		152,925

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 36.2% (continued)
Telecommunication Services - .7% (continued)
T-Mobile USA, Sr. Scd. Notes	3.88	4/15/2030	270,000		293,856
Verizon Communications, Sr. Unscd. Notes	2.36	3/15/2032	51,000	[a]	50,522
Verizon Communications, Sr. Unscd. Notes	3.88	2/8/2029	140,000		155,140
Verizon Communications, Sr. Unscd. Notes	4.02	12/3/2029	495,000		555,706
				2,388,930
Transportation - .4%
Canadian Pacific Railway, Gtd. Notes	2.45	12/2/2031	130,000	[d]	131,685
Canadian Pacific Railway, Gtd. Notes	3.00	12/2/2041	125,000	[d]	127,414
CSX, Sr. Unscd. Notes	2.60	11/1/2026	380,000		399,984
CSX, Sr. Unscd. Notes	3.35	11/1/2025	205,000		219,987
FedEx, Gtd. Notes	4.40	1/15/2047	205,000		241,377
Union Pacific, Sr. Unscd. Notes	3.15	3/1/2024	145,000		151,667
				1,272,114
U.S. Government Agencies Collateralized Mortgage Obligations - .2%
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-2, Cl. A2C	2.75	9/25/2029	265,000	[e]	277,697
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-3, Cl. A2C	2.75	11/25/2029	255,000	[e]	267,476
				545,173
U.S. Government Agencies Collateralized Municipal-Backed Securities - .6%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K089, Cl. A2	3.56	1/25/2029	560,000	[e]	631,024
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K090, Cl. A2	3.42	2/25/2029	545,000	[e]	609,484
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. K095, Cl. A2	2.79	6/25/2029	775,000	[e]	836,365
				2,076,873
U.S. Government Agencies Mortgage-Backed - 7.9%
Federal Home Loan Mortgage Corp.:
2.00%, 9/1/2050-12/1/2051			2,753,309	[e]	2,758,510
2.50%, 11/1/2027-9/1/2050			1,675,966	[e]	1,724,770

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 36.2% (continued)
U.S. Government Agencies Mortgage-Backed - 7.9% (continued)
3.00%, 6/1/2031-12/1/2046			681,203	[e]	716,799
3.50%, 12/1/2041-9/1/2049			1,250,128	[e]	1,330,586
5.50%, 1/1/2036			34,663	[e]	40,039
Federal National Mortgage Association:
1.50%, 3/1/2051			555,311	[e]	537,480
2.00%, 12/1/2045-12/1/2051			6,170,857	[e]	6,184,006
2.50%, 9/1/2028-2/1/2051			3,120,993	[e]	3,211,016
3.00%, 6/1/2028-12/1/2050			4,668,232	[e]	4,888,275
3.50%, 8/1/2034-10/1/2050			2,951,023	[e]	3,132,387
4.00%, 7/1/2042-5/1/2050			1,003,258	[e]	1,088,824
4.50%, 2/1/2039-9/1/2049			1,114,990	[e]	1,222,933
5.00%, 4/1/2035-12/1/2048			379,283	[e]	424,511
5.50%, 9/1/2034-5/1/2039			29,128	[e]	32,821
8.00%, 3/1/2030			87	[e]	87
Government National Mortgage Association I:
5.50%, 4/15/2033			10,027		11,636
Government National Mortgage Association II:
3.00%, 1/20/2045-11/20/2047			483,106		505,822
4.00%, 10/20/2047-1/20/2048			310,673		331,856
4.50%, 7/20/2048			108,477		116,053
				28,258,411
U.S. Government Agencies Obligations - .2%
Federal National Mortgage Association, Notes	2.38	1/19/2023	575,000	[e]	588,352
U.S. Treasury Securities - 10.6%
U.S. Treasury Bonds	1.75	8/15/2041	4,750,000		4,664,648
U.S. Treasury Bonds	2.38	5/15/2051	2,440,000		2,768,256
U.S. Treasury Floating Rate Notes, 3 Month U.S. T-BILL +.05%	0.10	1/31/2023	5,040,000	[b]	5,041,297
U.S. Treasury Notes	0.13	5/31/2023	4,570,000		4,550,542
U.S. Treasury Notes	0.38	7/15/2024	10,340,000	[c]	10,241,851
U.S. Treasury Notes	0.88	9/30/2026	10,735,000	[c]	10,598,716
				37,865,310
Utilities - 1.2%
American Electric Power, Sr. Unscd. Notes	3.25	3/1/2050	155,000		156,596
Berkshire Hathaway Energy, Sr. Unscd. Notes	3.25	4/15/2028	95,000		102,379
Consolidated Edison Company of New York, Sr. Unscd. Debs., Ser. 20A	3.35	4/1/2030	170,000		183,563
Dominion Energy, Sr. Unscd. Notes	3.90	10/1/2025	165,000		178,549
Duke Energy, Sr. Unscd. Notes	3.15	8/15/2027	275,000		289,210

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 36.2% (continued)
Utilities - 1.2% (continued)
Duke Energy Indiana, First Mortgage Bonds	2.75	4/1/2050	125,000		121,271
Duke Energy Progress, First Mortgage Bonds	3.45	3/15/2029	245,000		265,451
Eversource Energy, Sr. Unscd. Notes, Ser. O	4.25	4/1/2029	215,000		242,590
Exelon Generation, Sr. Unscd. Notes	6.25	10/1/2039	440,000		564,720
Kentucky Utilities, First Mortgage Bonds	4.38	10/1/2045	105,000		129,387
Louisville Gas & Electric, First Mortgage Bonds	4.38	10/1/2045	125,000		151,289
NiSource, Sr. Unscd. Notes	5.65	2/1/2045	230,000		316,571
NRG Energy, Sr. Scd. Notes	2.45	12/2/2027	440,000	[a]	436,846
Ohio Power, Sr. Unscd. Notes, Cl. R	2.90	10/1/2051	355,000		351,433
Sempra Energy, Sr. Unscd. Notes	3.40	2/1/2028	100,000		106,628
Sierra Pacific Power, Mortgage Notes, Ser. P	6.75	7/1/2037	25,000		36,388
Southern California Edison, First Mortgage Bonds	3.65	2/1/2050	40,000		43,029
Southern California Edison, First Mortgage Bonds, Ser. A	4.20	3/1/2029	235,000		263,707
Xcel Energy, Sr. Unscd. Notes	2.60	12/1/2029	260,000		265,645
				4,205,252
Total Bonds and Notes (cost $126,689,318)			129,781,710
Description			Shares		Value ($)
Common Stocks - 62.5%
Aerospace & Defense - 1.2%
Howmet Aerospace			73,575		2,069,665
Northrop Grumman			5,239		1,827,363
The Boeing Company			2,878	[f]	569,412
				4,466,440
Automobiles & Components - 1.1%
General Motors			24,778	[f]	1,433,903
Tesla			2,130	[f]	2,438,339
				3,872,242
Banks - .7%
JPMorgan Chase & Co.			6,536		1,038,113
U.S. Bancorp			9,203		509,294
Wells Fargo & Co.			21,701		1,036,874
				2,584,281
Beverage Products - .5%
CVS Health			18,654		1,661,325

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 62.5% (continued)
Building Materials - .1%
Carrier Global	9,622		520,743
Chemicals - .8%
CF Industries Holdings	26,943		1,632,476
Martin Marietta Materials	2,942		1,187,126
		2,819,602
Commercial & Professional Services - 1.4%
APi Group	28,704	[f]	669,090
Cintas	3,418		1,443,045
Square, Cl. A	13,382	[c,f]	2,787,872
		4,900,007
Consumer Discretionary - .7%
Dolby Laboratories, Cl. A	13,187		1,099,928
Peloton Interactive, Cl. A	33,544	[f]	1,475,936
		2,575,864
Diversified Financials - 4.7%
Ameriprise Financial	13,201		3,823,010
Capital One Financial	3,773		530,220
CME Group	3,727		821,878
LPL Financial Holdings	9,310		1,467,349
Morgan Stanley	22,371		2,121,218
State Street	13,196		1,174,048
The Charles Schwab	21,629		1,673,868
The Goldman Sachs Group	3,041		1,158,591
Visa, Cl. A	11,716	[c]	2,270,209
Voya Financial	27,490	[c]	1,708,229
		16,748,620
Electronic Components - 1.1%
AMETEK	12,535		1,711,027
Hubbell	5,350		1,046,995
Quanta Services	9,604		1,092,743
		3,850,765
Energy - 3.0%
ConocoPhillips	11,001		771,500
Devon Energy	36,628		1,540,574
EQT	105,874	[f]	2,057,132
Exxon Mobil	39,728		2,377,324
Hess	14,983		1,116,533
Marathon Petroleum	28,444		1,730,817
NextEra Energy Partners	14,811		1,259,676
		10,853,556
Food & Staples Retailing - .4%
Sysco	18,593		1,302,254

Description	Shares		Value ($)
Common Stocks - 62.5% (continued)
Health Care - 11.1%
AbbVie	33,097		3,815,422
Alcon	14,062	[c]	1,102,461
Becton Dickinson & Co.	4,575		1,084,915
Biogen	1,294	[f]	305,048
Centene	19,457	[f]	1,389,424
Danaher	12,708		4,087,401
Dentsply Sirona	21,462		1,046,058
DexCom	2,927	[f]	1,646,701
Edwards Lifesciences	11,409	[f]	1,224,300
Elanco Animal Health	19,439	[f]	558,677
Eli Lilly & Co.	14,196		3,521,176
HCA Healthcare	3,282		740,386
Horizon Therapeutics	14,103	[f]	1,463,327
Intuitive Surgical	5,906	[f]	1,915,552
Laboratory Corp. of America Holdings	4,246	[f]	1,211,511
Masimo	3,796	[f]	1,055,744
McKesson	6,549		1,419,561
Medtronic	17,857		1,905,342
Merck & Co.	19,980		1,496,702
Organon & Co.	35,733		1,044,476
Seagen	6,353	[f]	1,016,480
Teladoc Health	12,683	[f]	1,284,154
United Therapeutics	4,061	[f]	769,559
UnitedHealth Group	5,831		2,590,247
Zimmer Biomet Holdings	16,472		1,970,051
		39,664,675
Industrial - 2.3%
Eaton	8,684		1,407,329
Ingersoll Rand	58,216		3,396,321
Rockwell Automation	3,714		1,248,647
Trane Technologies	11,723		2,188,098
		8,240,395
Information Technology - 7.0%
Ansys	3,532	[f]	1,382,707
CACI International, Cl. A	4,939	[f]	1,281,325
Datadog, Cl. A	8,483	[f]	1,512,434
Fiserv	7,569	[f]	730,560
HubSpot	2,613	[f]	2,108,456
Microsoft	32,256		10,663,511
PayPal Holdings	3,257	[f]	602,187
salesforce.com	9,363	[f]	2,668,080
Snowflake, Cl. A	3,689	[f]	1,254,813

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 62.5% (continued)
Information Technology - 7.0% (continued)
Twilio, Cl. A	7,491	[f]	2,143,550
Zoom Video Communications, CI. A	4,045	[f]	855,153
		25,202,776
Insurance - 3.4%
Aon, Cl. A	5,009		1,481,512
Assurant	16,055		2,441,965
Berkshire Hathaway, Cl. B	11,684	[f]	3,232,846
Chubb	5,839		1,047,925
Equitable Holdings	17,947		564,613
Principal Financial Group	11,247		771,319
The Hartford Financial Services Group	11,304		747,194
Willis Towers Watson	8,201		1,852,114
		12,139,488
Internet Software & Services - 9.5%
Alphabet, Cl. A	1,010	[f]	2,866,329
Alphabet, Cl. C	3,205	[f]	9,131,173
Amazon.com	2,994	[f]	10,500,168
Booking Holdings	1,314	[f]	2,761,831
Farfetch, Cl. A	21,764	[f]	748,899
Match Group	6,658	[f]	865,473
Meta Platforms, Cl. A	9,129	[f]	2,961,995
Pinterest, Cl. A	23,081	[f]	924,625
Roku	3,919	[f]	892,004
Snap, Cl. A	24,422	[f]	1,162,731
Uber Technologies	28,631	[f]	1,087,978
		33,903,206
Media - .3%
Comcast, Cl. A	24,424		1,220,712
Metals & Mining - .8%
Alcoa	34,883		1,623,106
Freeport-McMoRan	34,518		1,279,927
		2,903,033
Real Estate - .4%
Medical Properties Trust	37,365	[g]	795,501
Weyerhaeuser	21,147	[g]	795,339
		1,590,840
Retailing - .3%
Expedia Group	6,680	[f]	1,076,081
Semiconductors & Semiconductor Equipment - 3.0%
Applied Materials	20,195		2,972,502
Marvell Technology	19,611		1,395,715

Description		Shares		Value ($)
Common Stocks - 62.5% (continued)
Semiconductors & Semiconductor Equipment - 3.0% (continued)
NVIDIA		19,345		6,321,172
			10,689,389
Technology Hardware & Equipment - 5.5%
Apple		55,476		9,170,183
Ciena		19,755	[f]	1,189,844
Corning		23,650		877,178
CrowdStrike Holdings, CI. A		4,775	[f]	1,036,843
F5		5,550	[f]	1,263,069
Qualcomm		22,750		4,107,740
Zebra Technologies, Cl. A		3,820	[f]	2,249,140
			19,893,997
Telecommunication Services - .9%
Cisco Systems		38,885		2,132,453
Nokia, ADR		187,164	[f]	1,048,118
			3,180,571
Transportation - .4%
Norfolk Southern		5,104		1,353,938
Utilities - 1.9%
Clearway Energy, Cl. C		28,818		1,075,488
Exelon		65,152		3,435,465
The AES		63,117		1,475,675
Vistra Energy		34,017		676,258
			6,662,886
Total Common Stocks (cost $162,802,700)		223,877,686
	1-Day Yield (%)
Investment Companies - 1.3%
Registered Investment Companies - 1.3%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $4,692,514)	0.06	4,692,514	[h]	4,692,514

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $3,906,074)	0.06	3,906,074	[h] 3,906,074
Total Investments (cost $298,090,606)		101.1%	362,257,984
Liabilities, Less Cash and Receivables		(1.1%)	(3,804,182)
Net Assets		100.0%	358,453,802

ADR—American Depository Receipt

GO—General Obligation

LIBOR—London Interbank Offered Rate

U.S. T-BILL—U.S. Treasury Bill Money Market Yield

a Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2021, these securities were valued at $12,768,776 or 3.56% of net assets.

b Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

c Security, or portion thereof, on loan. At November 30, 2021, the value of the fund’s securities on loan was $25,419,849 and the value of the collateral was $26,033,506, consisting of cash collateral of $3,906,074 and U.S. Government & Agency securities valued at $22,127,432. In addition, the value of collateral may include pending sales that are also on loan.

d Security purchased on a when-issued or delayed basis for which the fund has not taken delivery as of November 30, 2021.

e The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

f Non-income producing security.

g Investment in real estate investment trust within the United States.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Consumer, Non-cyclical	15.4
Technology	15.0
Financial	14.3
Communications	13.1
Government	11.9
Mortgage Securities	10.0
Industrial	6.2
Energy	3.9
Utilities	3.0
Consumer, Cyclical	2.7
Investment Companies	2.4
Basic Materials	1.7
Asset Backed Securities	1.2
Consumer, Non-Cyclical	.2
Beverages	.1
101.1

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 11/30/20 ($)	Purchases ($)†	Sales ($)	Value 11/30/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	25,319,412	84,758,674	(105,385,572)	4,692,514	1.3	6,167
Investment of Cash Collateral for Securities Loaned;
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	1,504,994	62,295,014	(59,893,934)	3,906,074	1.1	18,958††
Total	26,824,406	147,053,688	(165,279,506)	8,598,588	2.4	25,125

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF FUTURES

November 30, 2021

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
U.S. Treasury 2 Year Notes	50	3/31/2022	10,911,381	10,936,719	25,338
U.S. Treasury Ultra Long Bond	31	3/22/2022	6,054,898	6,217,438	162,540
Futures Short
U.S. Treasury 5 Year Notes	49	3/31/2022	5,903,902	5,948,524	(44,622)
Ultra 10 Year U.S. Treasury Notes	25	3/22/2022	3,617,140	3,672,266	(55,126)
Gross Unrealized Appreciation				187,878
Gross Unrealized Depreciation				(99,748)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $25,419,849)—Note 1(c):
Unaffiliated issuers	289,492,018	353,659,396
Affiliated issuers	8,598,588	8,598,588
Cash		415,587
Cash denominated in foreign currency	2,513	2,489
Receivable for investment securities sold		984,085
Dividends, interest and securities lending income receivable		722,312
Cash collateral held by broker—Note 4		209,961
Receivable for futures variation margin—Note 4		61,520
Receivable for shares of Beneficial Interest subscribed		34,982
Prepaid expenses		80,511
		364,769,431
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		315,991
Liability for securities on loan—Note 1(c)		3,906,074
Payable for investment securities purchased		1,831,754
Payable for shares of Beneficial Interest redeemed		118,840
Trustees’ fees and expenses payable		9,031
Other accrued expenses		133,939
		6,315,629
Net Assets ($)		358,453,802
Composition of Net Assets ($):
Paid-in capital		253,645,765
Total distributable earnings (loss)		104,808,037
Net Assets ($)		358,453,802

Net Asset Value Per Share	Class A	Class C	Class I	Class J	Class Y	Class Z
Net Assets ($)	272,320,066	12,826,405	16,258,835	14,913,632	6,504,843	35,630,021
Shares Outstanding	9,940,716	470,666	594,269	542,087	236,672	1,304,617
Net Asset Value Per Share ($)	27.39	27.25	27.36	27.51	27.48	27.31

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended November 30, 2021

Investment Income ($):
Income:
Dividends (net of $697 foreign taxes withheld at source):
Unaffiliated issuers	2,527,475
Affiliated issuers	6,167
Interest	2,304,712
Income from securities lending—Note 1(c)	18,958
Total Income	4,857,312
Expenses:
Management fee—Note 3(a)	2,801,528
Shareholder servicing costs—Note 3(c)	943,656
Professional fees	117,184
Distribution fees—Note 3(b)	97,649
Registration fees	96,655
Prospectus and shareholders’ reports	38,896
Custodian fees—Note 3(c)	22,378
Trustees’ fees and expenses—Note 3(d)	20,812
Chief Compliance Officer fees—Note 3(c)	16,833
Loan commitment fees—Note 2	6,137
Miscellaneous	67,274
Total Expenses	4,229,002
Less—reduction in expenses due to undertaking—Note 3(a)	(197,728)
Net Expenses	4,031,274
Investment Income—Net	826,038
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	44,608,283
Net realized gain (loss) on futures	(73,613)
Net Realized Gain (Loss)	44,534,670
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	2,221,788
Net change in unrealized appreciation (depreciation) on futures	81,230
Net Change in Unrealized Appreciation (Depreciation)	2,303,018
Net Realized and Unrealized Gain (Loss) on Investments	46,837,688
Net Increase in Net Assets Resulting from Operations	47,663,726

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2021	2020
Operations ($):
Investment income—net	826,038	2,290,610
Net realized gain (loss) on investments	44,534,670	12,017,625
Net change in unrealized appreciation (depreciation) on investments	2,303,018	15,423,674
Net Increase (Decrease) in Net Assets Resulting from Operations	47,663,726	29,731,909
Distributions ($):
Distributions to shareholders:
Class A	(9,829,567)	(8,650,516)
Class C	(419,951)	(362,566)
Class I	(577,336)	(428,340)
Class J	(586,026)	(510,410)
Class Y	(301,733)	(208,849)
Class Z	(1,405,862)	(1,205,452)
Total Distributions	(13,120,475)	(11,366,133)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	17,951,974	15,293,770
Class C	2,661,356	2,123,512
Class I	3,841,005	4,430,615
Class J	53,672	70,189
Class Y	-	2,073,459
Class Z	1,370,343	743,694
Distributions reinvested:
Class A	9,319,630	8,242,174
Class C	413,471	325,871
Class I	542,433	398,966
Class J	565,527	491,981
Class Y	301,733	180,780
Class Z	1,327,439	1,139,973
Cost of shares redeemed:
Class A	(29,534,671)	(35,350,432)
Class C	(4,265,088)	(3,229,567)
Class I	(2,938,333)	(3,440,992)
Class J	(1,203,421)	(1,191,723)
Class Y	(1,768,143)	(830,253)
Class Z	(4,424,657)	(2,974,852)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(5,785,730)	(11,502,835)
Total Increase (Decrease) in Net Assets	28,757,521	6,862,941
Net Assets ($):
Beginning of Period	329,696,281	322,833,340
End of Period	358,453,802	329,696,281

	Year Ended November 30,
	2021	2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	686,951	677,267
Shares issued for distributions reinvested	381,897	366,545
Shares redeemed	(1,133,350)	(1,610,099)
Net Increase (Decrease) in Shares Outstanding	(64,502)	(566,287)
Class Ca
Shares sold	102,214	95,666
Shares issued for distributions reinvested	16,906	14,577
Shares redeemed	(163,708)	(147,529)
Net Increase (Decrease) in Shares Outstanding	(44,588)	(37,286)
Class Ib
Shares sold	149,393	191,827
Shares issued for distributions reinvested	22,310	17,778
Shares redeemed	(114,562)	(155,494)
Net Increase (Decrease) in Shares Outstanding	57,141	54,111
Class J
Shares sold	2,061	3,187
Shares issued for distributions reinvested	23,129	21,797
Shares redeemed	(46,038)	(51,972)
Net Increase (Decrease) in Shares Outstanding	(20,848)	(26,988)
Class Y
Shares sold	-	92,813
Shares issued for distributions reinvested	12,362	8,106
Shares redeemed	(71,303)	(35,787)
Net Increase (Decrease) in Shares Outstanding	(58,941)	65,132
Class Z
Shares sold	54,317	32,828
Shares issued for distributions reinvested	54,644	50,876
Shares redeemed	(173,017)	(134,325)
Net Increase (Decrease) in Shares Outstanding	(64,056)	(50,621)

[a]

During the period ended November 30, 2021, 8,092 Class C shares representing $210,186 were automatically converted to 8,074 Class A shares and during the period ended November 30, 2020, 2,423 Class C shares representing $52,555 were automatically converted to 2,423 Class A shares.

[b]	During the period ended November 30, 2020, 2,768 Class A shares representing $64,274 were exchanged for 2,774 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.82	23.32	23.22	23.61	21.42
Investment Operations:
Investment income—net[a]	.06	.16	.29	.24	.20
Net realized and unrealized gain (loss) on investments	3.49	2.16	1.76	.50	2.22
Total from Investment Operations	3.55	2.32	2.05	.74	2.42
Distributions:
Dividends from investment income—net	(.16)	(.30)	(.26)	(.20)	(.23)
Dividends from net realized gain on investments	(.82)	(.52)	(1.69)	(.93)	-
Total Distributions	(.98)	(.82)	(1.95)	(1.13)	(.23)
Net asset value, end of period	27.39	24.82	23.32	23.22	23.61
Total Return (%)[b]	14.83	10.32	10.23	3.24	11.42
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.22	1.24	1.24	1.24	1.26
Ratio of net expenses to average net assets	1.17	1.20	1.20	1.20	1.20
Ratio of net investment income to average net assets	.22	.72	1.32	1.01	.90
Portfolio Turnover Rate	79.60	95.62[c]	109.36	98.95	97.15
Net Assets, end of period ($ x 1,000)	272,320	248,370	246,554	240,418	231,677

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

	Year Ended November 30,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.72	23.24	23.16	23.52	21.34
Investment Operations:
Investment income (loss)—net[a]	(.14)	(.01)	.12	.05	.03
Net realized and unrealized gain (loss) on investments	3.49	2.15	1.78	.52	2.22
Total from Investment Operations	3.35	2.14	1.90	.57	2.25
Distributions:
Dividends from investment income—net	-	(.14)	(.13)	-	(.07)
Dividends from net realized gain on investments	(.82)	(.52)	(1.69)	(.93)	-
Total Distributions	(.82)	(.66)	(1.82)	(.93)	(.07)
Net asset value, end of period	27.25	24.72	23.24	23.16	23.52
Total Return (%)[b]	13.96	9.48	9.46	2.43	10.62
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.99	2.01	2.01	1.99	2.02
Ratio of net expenses to average net assets	1.92	1.95	1.95	1.95	1.95
Ratio of net investment income (loss) to average net assets	(.53)	(.02)	.57	.22	.14
Portfolio Turnover Rate	79.60	95.62[c]	109.36	98.95	97.15
Net Assets, end of period ($ x 1,000)	12,826	12,737	12,838	11,805	23,183

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.79	23.29	23.30	23.68	21.49
Investment Operations:
Investment income—net[a]	.12	.21	.33	.27	.26
Net realized and unrealized gain (loss) on investments	3.49	2.17	1.77	.54	2.21
Total from Investment Operations	3.61	2.38	2.10	.81	2.47
Distributions:
Dividends from investment income—net	(.22)	(.36)	(.42)	(.26)	(.28)
Dividends from net realized gain on investments	(.82)	(.52)	(1.69)	(.93)	-
Total Distributions	(1.04)	(.88)	(2.11)	(1.19)	(.28)
Net asset value, end of period	27.36	24.79	23.29	23.30	23.68
Total Return (%)	15.13	10.61	10.55	3.51	11.64
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.98	1.00	1.01	1.00	1.06
Ratio of net expenses to average net assets	.92	.95	.95	.95	.95
Ratio of net investment income to average net assets	.47	.96	1.59	1.22	1.14
Portfolio Turnover Rate	79.60	95.62[b]	109.36	98.95	97.15
Net Assets, end of period ($ x 1,000)	16,259	13,317	11,251	21,301	14,476

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

	Year Ended November 30,
Class J Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.92	23.41	23.30	23.68	21.49
Investment Operations:
Investment income—net[a]	.12	.22	.35	.29	.26
Net realized and unrealized gain (loss) on investments	3.51	2.17	1.76	.51	2.21
Total from Investment Operations	3.63	2.39	2.11	.80	2.47
Distributions:
Dividends from investment income—net	(.22)	(.36)	(.31)	(.25)	(.28)
Dividends from net realized gain on investments	(.82)	(.52)	(1.69)	(.93)	-
Total Distributions	(1.04)	(.88)	(2.00)	(1.18)	(.28)
Net asset value, end of period	27.51	24.92	23.41	23.30	23.68
Total Return (%)	15.13	10.59	10.55	3.46	11.69
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	.99	1.00	.99	1.00
Ratio of net expenses to average net assets	.92	.95	.95	.95	.95
Ratio of net investment income to average net assets	.47	.97	1.58	1.25	1.15
Portfolio Turnover Rate	79.60	95.62[b]	109.36	98.95	97.15
Net Assets, end of period ($ x 1,000)	14,914	14,031	13,810	16,415	18,203

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.90	23.39	23.31	23.69	21.47
Investment Operations:
Investment income—net[a]	.12	.22	.35	. 29.26
Net realized and unrealized gain (loss) on investments	3.50	2.17	1.75	.52	2.24
Total from Investment Operations	3.62	2.39	2.10	.81	2.50
Distributions:
Dividends from investment income—net	(.22)	(.36)	(.33)	(.26)	(.28)
Dividends from net realized gain on investments	(.82)	(.52)	(1.69)	(.93)	-
Total Distributions	(1.04)	(.88)	(2.02)	(1.19)	(.28)
Net asset value, end of period	27.48	24.90	23.39	23.31	23.69
Total Return (%)	15.12	10.62	10.51	3.52	11.74
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.92	.94	.96	1.09	.93
Ratio of net expenses to average net assets	.92	.94	.95	.95	.93
Ratio of net investment income to average net assets	.47	.96	1.49	1.26	1.17
Portfolio Turnover Rate	79.60	95.62[b]	109.36	98.95	97.15
Net Assets, end of period ($ x 1,000)	6,505	7,362	5,392	11	11

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

	Year Ended November 30,
Class Z Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	24.75	23.24	23.16	23.54	21.36
Investment Operations:
Investment income—net[a]	.10	.21	.32	.28	.24
Net realized and unrealized gain (loss) on investments	3.49	2.15	1.75	.50	2.21
Total from Investment Operations	3.59	2.36	2.07	.78	2.45
Distributions:
Dividends from investment income—net	(.21)	(.33)	(.30)	(.23)	(.27)
Dividends from net realized gain on investments	(.82)	(.52)	(1.69)	(.93)	-
Total Distributions	(1.03)	(.85)	(1.99)	(1.16)	(.27)
Net asset value, end of period	27.31	24.75	23.24	23.16	23.54
Total Return (%)	15.05	10.55	10.41	3.44	11.59
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.05	1.07	1.11	1.07	1.10
Ratio of net expenses to average net assets	.99	1.02	1.05	1.01	1.02
Ratio of net investment income to average net assets	.40	.93	1.47	1.19	1.08
Portfolio Turnover Rate	79.60	95.62[b]	109.36	98.95	97.15
Net Assets, end of period ($ x 1,000)	35,630	33,881	32,989	33,129	35,416

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended November 30, 2020 was 86.13%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Balanced Opportunity Fund (the “fund”) is the sole series of BNY Mellon Investment Funds VI (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek a high total return through a combination of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Effective September 1, 2021 (the “Effective Date”), the Adviser has engaged its affiliates, Newton Investment Management North America, LLC (“NIMNA”) and Insight North America LLC (“INA”) (collectively the “Sub-Advisers”) as the fund’s sub-investment advisers pursuant to separate sub-investment advisory agreements between the Adviser and each of the Sub-Advisers. As the fund’s sub-investment advisers, the Sub-Advisers provide the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. The Adviser (and not the fund) pays the Sub-Advisers for its sub-advisory services.

As of the Effective Date, portfolio managers who were employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, have become employees of either NIMNA or INA and are no longer employees of Mellon. Portfolio managers responsible for overall asset allocation for the fund and those responsible for the portion of the fund’s assets allocated to equity investments became employee of NIMNA, and portfolio managers responsible of the portion of the fund’s assets allocated to fixed-income investments became employees of INA.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class J, Class Y and Class Z. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I, Class J and Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class I and Class Y shares are sold generally to institutional investors and Class J and Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills), and futures are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Trust’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by a Service. These securities are generally categorized within Level 2 of the fair value hierarchy. These securities are generally categorized within Level 2 of the fair value hierarchy.

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2021 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Asset-Backed Securities	-	4,459,849	-	4,459,849
Commercial Mortgage-Backed	-	4,803,966	-	4,803,966
Corporate Bonds	-	47,844,431	-	47,844,431
Equity Securities - Common Stocks	223,877,686	-	-	223,877,686
Foreign Governmental	-	1,185,251	-	1,185,251
Investment Companies	8,598,588	-	-	8,598,588
Municipal Securities	-	2,154,094	-	2,154,094
U.S. Government Agencies Collateralized Mortgage Obligations	-	545,173	-	545,173
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	2,076,873	-	2,076,873
U.S. Government Agencies Mortgage-Backed	-	28,258,411	-	28,258,411
U.S. Government Agencies Obligations	-	588,352	-	588,352
U.S. Treasury Securities	-	37,865,310	-	37,865,310
Other Financial Instruments:
Futures††	187,878	-	-	187,878
Liabilities ($)
Other Financial Instruments:
Futures††	(99,748)	-	-	(99,748)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of November 30, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the

NOTES TO FINANCIAL STATEMENTS (continued)

securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended November 30, 2021, The Bank of New York Mellon earned $2,551 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $8,865,200, undistributed capital gains $32,915,554, other accumulated losses $144,346 and unrealized appreciation $63,171,629.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2021 and November 30, 2020 were as follows: ordinary income $5,259,318 and $4,690,292, and long-term capital gains $7,861,157 and $6,675,841, respectively.

During the period ended November 30, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment for treating a portion of the proceeds from redemptions as a distribution for tax purposes, the fund decreased total distributable earnings (loss) by $1,969,801 and increased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification. Net assets and net asset value per share were not affected by this reclassification.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued

NOTES TO FINANCIAL STATEMENTS (continued)

Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. The Adviser had contractually agreed, from December 1, 2020 through March 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .95% of the value of the fund’s average daily net assets. The Adviser has contractually agreed, from April 1, 2021 through March 31, 2022, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding expenses as described above) exceed .90% of the value of the fund’s average daily net assets. On or after March 31, 2022, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $197,728 during the period ended November 30, 2021.

As of the Effective Date, pursuant to a sub-investment advisory agreements between the Adviser and the Sub-Advisers, the Adviser pays NIMNA a monthly fee at an annual rate of .30% and INA a monthly fee at an annual rate of .04% of the value of it’s portion of the fund’s average daily net assets.

During the period ended November 30, 2021, the Distributor retained $11,273 from commissions earned on sales of the fund’s Class A shares and $100 and $398 from CDSC fees on redemptions of the fund’s Class A and Class C shares, respectively.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended November 30, 2021, Class C shares were charged $97,649 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2021, Class A and Class C shares were charged $663,483 and $32,550, respectively, pursuant to the Shareholder Services Plan.

NOTES TO FINANCIAL STATEMENTS (continued)

Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2021, Class Z shares were charged $23,940 pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2021, the fund was charged $89,397 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2021, the fund was charged $22,378 pursuant to the custody agreement.

During the period ended November 30, 2021, the fund was charged $16,833 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $241,697, Distribution Plan fees of $8,062, Shareholder Services

Plan fees of $62,121, custodian fees of $8,089, Chief Compliance Officer fees of $7,077 and transfer agency fees of $16,085, which are offset against an expense reimbursement currently in effect in the amount of $27,140.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and futures during the period ended November 30, 2021, amounted to $268,905,826 and $277,133,310, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended November 30, 2021 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at November 30, 2021 are set forth in the Statement of Futures.

The following summarizes the average market value of derivatives outstanding during the period ended November 30, 2021:

Average Market Value ($)
Interest rate futures	15,797,747

At November 30, 2021, the cost of investments for federal income tax purposes was $299,086,331; accordingly, accumulated net unrealized

NOTES TO FINANCIAL STATEMENTS (continued)

appreciation on investments was $63,171,653, consisting of $70,371,381 gross unrealized appreciation and $7,199,728 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of BNY Mellon Balanced Opportunity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Balanced Opportunity Fund (the “Fund”) (the sole fund constituting BNY Mellon Investment Funds VI), including the statements of investments, investments in affiliated issuers and futures, as of November 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (the sole fund constituting BNY Mellon Investment Funds VI) at November 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
January 24, 2022

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 53.79% of the ordinary dividends paid during the fiscal year ended November 30, 2021 as qualifying for the corporate dividends received deduction. Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $2,970,852 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns. Also, the fund hereby reports $.0313 per share as a short-term capital gain distribution and $.0941 per share as a long-term capital gain distribution paid on March 29, 2021 and also $.1995 per share as a short-term capital gain distribution and $.4988 per share as a long-term capital gain distribution paid on December 16, 2020.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Trustees held on August 17, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser. In considering the renewal of the Agreement, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional mixed-asset target allocation growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional mixed-asset target allocation growth funds (the “Performance Universe”), all for various periods ended June 30, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional mixed-asset target allocation growth funds, excluding

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods, except the six-month and one-year periods when total return performance was above the Performance Group median, and the ten-year period when total return performance was above the Performance Universe median. The Board considered the relative proximity of the fund’s performance to the Performance Group and/or Performance Universe medians in certain periods when performance was below median. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management services provided by the Adviser. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year which included reductions for a fee waiver arrangement in place that reduced the management fee paid to the Adviser. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was higher than the Expense Group median contractual management fee, the fund’s actual management fee was higher than the Expense Group median and the Expense Universe median actual management fee and the fund’s total expenses were higher than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser stated that the Adviser has contractually agreed, until March 31, 2022, to waive receipt of its fee and/or assume the direct expenses of the fund so that the direct expenses of none of its classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.90% of the fund’s average daily net assets.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid by the one fund advised or administered by the Adviser that is in the same Lipper category as the fund (the “Similar Fund”), and explained the nature of the Similar Fund. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no separate accounts and/or other types of client portfolios advised by the Adviser that are considered to have similar investment strategies and policies as the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also considered the expense limitation arrangement and its effect on the profitability of the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fee under the Agreement, considered in relation to the mix of services provided by the Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s improved performance.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

• The Board concluded that the fee paid to the Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates, of the Adviser and the services provided to the fund by the Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreement for the remainder of the one-year term.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (2003)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Peggy C. Davis (78)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 34

———————

Gina D. France (63)

Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-Present)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

• FirstMerit Corporation, a diversified financial services company, Director (2004-2016)

No. of Portfolios for which Board Member Serves: 24

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Joan Gulley (74)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present)

No. of Portfolios for which Board Member Serves: 42

———————

Robin A. Melvin (58)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois. Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 75

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

David P. Feldman, Emeritus Board Member
Ehud Houminer, Emeritus Board Member
Lynn Martin, Emeritus Board Member
Dr. Martin Peretz, Emeritus Board Member
Philip L. Toia, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since September 2003.

Vice President of the Adviser since September 2020; Director–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021; Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC; Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since September 2003.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 119 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Balanced Opportunity Fund

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Advisers

Newton Investment Management
North America, LLC
BNY Mellon Center
201 Washington Place,
Boston, MA 02108

Insight North America, LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: DBOAX Class C: DBOCX Class I: DBORX Class J: THPBX Class Y: DBOYX Class Z: DBOZX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2022 BNY Mellon Securities Corporation 6000AR1121

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Gina D. France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Ms. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $42,156 in 2020 and $42,156 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $12,930 in 2020 and $12,924 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,104 in 2020 and $5,222 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $6,737 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $4,015 in 2021. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,174,149 in 2020 and $2,747,329 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds VI

By: /s/ David DiPetrillo

        David DiPetrillo

        President (Principal Executive Officer)

Date: January 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

        David DiPetrillo

         President (Principal Executive Officer)

Date: January 25, 2022

By: /s/ James Windels

        James Windels

        Treasurer (Principal Financial Officer)

Date: January 25, 2022

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)